UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital (“NCRII”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”), and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.) (“IXIS”) entered into Amendment No. 3 (the “Amendment”) to the Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, by and among NCMC, NCRII, NC Capital, NCCC and IXIS, as amended (the “Master Repurchase Agreement”). The purpose of the Amendment was to amend the definition of “Interest-Only Sub-Limit” in the Master Repurchase Agreement. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On February 25, 2005, NCMC exercised its right to terminate the lease by and between NCMC and The Irvine Company, dated as of June 17, 2002, as amended (the “Lease”). Pursuant to Section 3.4 of the Lease, NCMC paid a total of $521,734.37 to The Irvine Company in connection with the exercise of its right to terminate the Lease on November 27, 2005. The Lease covers approximately 43,760 rentable square feet of a building located at 200 Commerce, Irvine, California. The Lease was set to expire on November 30, 2007.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 3 to Third Amended and Restated Master Repurchase Agreement, dated as of March 7, 2005, by and among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

March 10, 2005	By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 3 to Third Amended and Restated Master Repurchase Agreement, dated as of March 7, 2005, by and among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.).